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                                                                     EXHIBIT 5.1

Kemper Investors Life Insurance Company
1 Kemper Drive, Long Grove, Illinois 60049-0001

                                                                          [LOGO]
                                                                          ZURICH
                                                                          KEMPER

Group Master Application

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 APPLICATION
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Application for:________________________________________________________________

Name of Product:________________________________________________________________

Name of Group:__________________________________________________________________

Principal Office Street Address:________________________________________________

City:______________________________ State:____________________  Zip:____________

Benefits and payments provided by this Master Policy, when based on Guarantee Period Values, may increase or decrease in accordance with the Market Value Adjustment formula stated in the Master Policy Schedule.

Benefits, payments and values provided by this Master Policy, when based upon the investment experience of the Subaccounts, are variable and are not guaranteed as to dollar amount. Refer to the variable account and Annuity Period provisions for a determination of any variable benefits.

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 SIGNATURES
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Signature of Authorized Representative:_________________________________________

Print Name:_____________________________________________________________________

Title:__________________________________________________________________________

Signed at (City, State and Zip):________________________________________________

Date:___________________________________________________________________________

Witnessed by:___________________________________________________________________

Licensed Agent:_________________________________________________________________


L-8696A